Litigations	12 Months Ended
Dec. 31, 2021
Litigations
Litigations

28. Litigations

The Company is defendant in numerous legal actions in the ordinary course of business, including civil, tax, environmental and labor proceedings.

The Company makes use of estimates to recognize the amounts and the probability of outflow of resources, based on reports and technical assessments and on management's assessment. Provisions are recognized for probable losses of which a reliable estimate can be made.

Arbitral, legal and administrative decisions against the Company, new jurisprudence and changes of existing evidence can result in changes regarding the probability of outflow of resources and on the estimated amounts, according to the assessment of the legal basis.

a) Provision for legal proceedings

The Company has considered all information available to assess the likelihood of an outflow of resources and in the preparation on the estimate of the costs that may be required to settle the obligations.

Tax litigations - Mainly refers to the lawsuit filed in 2011 by Valepar (merged by Vale) seeking the right to exclude the amount of dividends received in the form of interest on stockholders’ equity (“JCP”) from the PIS and COFINS tax base. The amount reserved for this proceeding as at December 31, 2021 is US$402 (US$423 for the year ended December 31, 2020). This proceeding is guaranteed by a judicial deposit in the amount of US$463 recorded as at December 31, 2021 (US$487 as at December 31, 2020).

Civil litigations - Refers to lawsuits for: (i) indemnities for losses, payments and contractual fines due to contractual imbalance or non-compliance that are alleged by suppliers, and (ii) land claims referring to real estate Vale's operational activities.

Labor litigations - Refers to lawsuits for individual claims by in-house employees and service providers, primarily involving demands for additional compensation for overtime work, moral damages or health and safety conditions.

Environmental litigations - Refers mainly to proceedings for environmental damages and issues related to environmental licensing.

				Environmental	Total of
	Tax litigation	Civil litigation	Labor litigation	litigation	litigation provision
Balance at December 31, 2019	696	300	455	11	1,462
Additions and reversals, net	29	26	16	2	73
Payments	(23)	(30)	(59)	—	(112)
Indexation and interest	(85)	30	26	1	(28)
Translation adjustment	(132)	(66)	(103)	(3)	(304)
Balance at December 31, 2020	485	260	335	11	1,091
Additions and reversals, net	4	19	74	1	98
Payments	(10)	(22)	(57)	(5)	(94)
Indexation and interest	10	45	32	—	87
Acquisition of NLC (note 16)	—	2	8	—	10
Discontinued operations - Coal (note 16)	—	(2)	(8)	—	(10)
Translation adjustment	(33)	(18)	(26)	—	(77)
Balance at December 31, 2021	456	284	358	7	1,105
Current liabilities	14	22	56	1	93
Non-current liabilities	442	262	302	6	1,012
	456	284	358	7	1,105
(i)	Includes amounts regarding to social security claims that were classified as labor claims.

b) Contingent liabilities

	December 31, 2021	December 31, 2020
Tax litigations	5,177	5,746
Civil litigations	1,503	1,185
Labor litigations	516	563
Environmental litigations	954	907
Total	8,150	8,401

The main contingent liabilities, updated by applicable interest rates, for which the likelihood of loss is considered possible are presented by nature as follows:

(b.i) Tax proceedings - CFEM

The Company is engaged in numerous administrative and judicial proceedings related to the mining royalty known as CFEM. These proceedings arise out of a large number of assessments by the Brazilian National Mining Agency (“Agência Nacional de Mineração – ANM”, former “DNPM”), which main discussions involve the deduction of insurance and transportation costs indicated in the corresponding invoice payment of royalties on pellet sales and CFEM charges on the revenues provided by our subsidiaries abroad. The Company estimates the possible losses resulting from these proceedings to be US$1,594 (R$8,893 million) as at December 31, 2021 (US$2,065 (R$10,730 million) as at December 31,2020). The reduction in the amount under discussion was mainly due to the review of the amount assessed by the ANM and payments made by the Company.

(b.ii) Tax proceedings - PIS/COFINS

The Company is a party to several collections related to the alleged improper use of PIS and COFINS credits (federal taxes levied on the companies' gross revenue). Brazilian tax legislation authorizes taxpayers to use PIS and COFINS tax credits, such as those referring to the acquisition of inputs for the production process and other items. The tax authorities mainly claim that (i) some credits were not related to the production process, and (ii) the right to use the tax credits was not adequately proven. The Company is discussing the aforementioned charges related to credits determined as at 2002. The chances of loss related to these lawsuits classified as possible total US$1,016 (R$5,667 million) as at December 31, 2021 (US$1,004 (R$5,602 million) as at December 31, 2020).

(b.iii) Tax proceedings - Tax on Services (“ISS”)

The Company is party to a number of administrative and judicial proceedings related to the collection of ISS in several Brazilian municipalities. The tax authorities’ main allegations for those proceedings are: (i) the tax basis used for computing the tax payable was incorrect; (ii) failure to pay ISS related to third parties asset management services; and (iii) the incidence of ISS over own goods port handling services (“self-service”). As at December 31, 2021, the total amount of the possible loss is US$526 (R$2,935 million) (US$504 (R$2,621 million) as at December 31, 2020).

(b.iv) Tax proceedings - Value added tax on services and circulation of goods (“ICMS”)

Vale is engaged in several administrative and court proceedings relating to additional charges of ICMS by the tax authorities of different Brazilian states. In each of these proceedings, the tax authorities claim that (i) use of undue tax credit; (ii) failing to comply with certain accessory obligations; (iii) the Company is required to pay the ICMS on acquisition of electricity (iv) operations related to the collection of tax rate differential (“DIFAL”) and (v) incidence of ICMS on its own transportation. The total amount classified as a possible loss is US$524 (R$2,923 million) as at December 31, 2021 (US$648 (R$3,369 million) as at December 31, 2020).

(b.v) Tax proceedings - Fines arising from offsets not approved for settlement of federal debts

Vale is a party to several assessments by the Brazilian Federal Revenue Service (“RFB”) referring to the imposition of fines of 50% on the value of compensation not approved for the settlement of federal debts. The RFB understands that these offsets were made with undue credits. The Company contests the aforementioned fines and also the non-approval of compensation in other proceedings, which are already disclosed if related to a contingency with possible likelihood of loss. If the Company is successful in the proceedings in which the non-approval of the compensation is being discussed, the expectation is that the corresponding collection of fines will be cancelled. The constitutionality of the fine collection is discussed by another company in a leading case before the STF, and a favorable decision in this case will be applicable to all taxpayers who dispute this thesis. As at December 31, 2021, the total amount of fines imposed was US$287 (R$1,604 million) (US$297 (R$1,542 million) as at December 31, 2020).

(b.vi) Civil proceedings - Environmental licensing of the Company's operations

The Company is a party to several civil proceedings, which are not individually material. Among these processes, the Company is engaged on public civil actions brought by associations representing the Kayapó and Xikrin indigenous communities, in the state of Pará, which seek to suspend the Company’s environmental licenses for Onça Puma (nickel), Salobo (copper) and S11D (iron ore). Those associations claim, among other things, that during the environmental licensing process, the Company did not perform appropriate studies on the impacts from those operations over the surrounding indigenous communities, which were ordinarily processed and approved by the competent licensing bodies.

The Company estimates the likelihood of loss on those proceedings as possible, however, the amount of a possible loss resulting from a possible interruption of these operations or compensatory measures to prevent the suspension of their environmental licenses cannot be reliably estimated.

(b.vii) Environmental litigations– Iron ore operations in Itabira

The Company is a party to several environmental proceedings, which are not individually material. Among these processes, the Company is a defendant in two separate actions brought by the municipality of Itabira, in the Brazilian state of Minas Gerais. In the first action, filed in August 1996, the municipality alleges that Vale iron ore operations have caused environmental and social harm, and claims damages with respect to the alleged environmental degradation, as well as the immediate restoration of the affected ecological complex and the performance of compensatory environmental programs in the region. In the second action, filed in September 1996, the municipality of Itabira claims the right to be reimbursed for expenses it has incurred in connection with public services rendered as a consequence of mining activities. The damages sought, as adjusted from the date of the claim, amount to approximately US$345 (US$287 as at December 31, 2020).

c) Judicial deposits

	December 31, 2021	December 31, 2020
Tax litigations	957	988
Civil litigations	100	85
Labor litigations	141	177
Environmental litigations	22	18
Total	1,220	1,268

d) Guarantees contracted for legal proceedings

In addition to the above-mentioned tax, civil, labor and environmental judicial deposits, the Company contracted US$2 billion (R$11.2 billion) in guarantees for its lawsuits, as an alternative to judicial deposits.

e) Contingent Assets

(e.i) Compulsory Loan

In 2015, the Company requested for the enforcement of the judicial decision related to a favorable unappealable decision which partially recognized its right to refund the differences of monetary adjustments and interests due over to the third convertible bonds issued by Eletrobras shares in the period within 1987 to 1993. In November 2019, the Company requested for the payment recognized by Eletrobras as due and such requirement was granted by the court. In August 2020, the Company received US$55 (R$301 million) and the remaining amount still under evaluation is US$35 (R$198 million).

(e.ii) Arbitration related to Simandou

In 2010, the Company acquired a 51% interest in BSG Resources Limited G ("BSGR"), which held concession rights and permits for iron ore exploration in the Republic of Guinea. In 2014, the Republic of Guinea revoked these concessions based on evidence that BSGR had obtained them through bribery of Guinean government officials. The Republic of Guinea did not make any finding of any involvement or responsibility on the Company's part.

The arbitral tribunal in London ruled in the Company’s favor and ordered BSGR to pay to the Company the amount of approximately US$2 billion (with interest and costs). BSGR went into administration in March 2018, and the Company has commenced legal proceedings against BSGR before courts in London, England and in the United States District Court for the Southern District of New York to enforce the arbitral award against BSGR.

The Company continues to pursue the enforcement of the award and collection of the amounts due by all legally available means, but since there can be no assurance as to the timing and amount of any collections, the asset was not recognized in its financial statements.

(e.iii) Tax Litigation in Canada

Vale Canada Limited ("VCL") and the Canadian tax agency, affiliated with the Canadian Department of Justice, have signed an agreement on a tax dispute related to the tax treatment of receipts and expenses incurred by VCL in merger and acquisition transactions that occurred in 2006. In 2019, the Company recognized an asset in the amount of US$162 (CAD221 million), which corresponded to the amount due from the income tax refund, including estimated interest. In 2020, the Company recognized an additional amount of US$15 (CAD21 million) related to interest. In 2020, the Company received the amount of US$177 (CAD242 million).

Accounting policy

A provision is recognized when it is considered probable that an outflow of resources will be required to settle the obligation and can be reliably estimated. The liability is accounted against an expense in the income statement. This obligation is updated based on the developments of the judicial process or interest accretion and can be reversed if the expectation of loss is not considered probable due to changes in circumstances or when the obligation is settled.

Contingent assets are disclosed when the related economic benefits are probable and are only recognized in the financial statements in the period in which their realization is virtually certain.

Critical accounting estimates and judgments

Litigations are contingent by nature, that is, it will be resolved when one or more future event occurs or fails to occur. Typically, the occurrence or not of such events is outside of the Company’s control. Legal uncertainties involve the application of significant estimates and judgments by management regarding the potential outcomes of future events.